UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2005

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On February 24, 2005, the Company received amendments of certain financial covenants in its senior credit facility as of March 31, 2005.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

4.5	Third Amendment and Waiver to Credit Agreement, dated as of February 24, 2005, among Exide Technologies, a Delaware corporation, Exide Global Holding Netherlands C.V., a limited partnership organized under the laws of the Netherlands, the Lenders from time to time party hereto and Deutsche Bank AG New York Branch, as Administrative Agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2004

EXIDE TECHNOLOGIES
By:	/s/ J. Timothy Gargaro

J. Timothy Gargaro
Chief Financial Officer